Exhibit 10.6

CERTIFICATION OF FORMATION

OF

RAND CAPITAL MANAGEMENT, LLC

        THIS CERTIFICATE OF FORMATION ("Certificate") is made as of this 11th day of January, 2002 by Allen F. Grum, Jr., acting as Organizer, whose address is 2200 Rand Building, Buffalo, NY 14203 and who is at least eighteen years of age.

EXPLANATORY STATEMENT

        Allen F. Grum, Jr., desiring to organize a limited liability company under and pursuant to the provisions of the Delaware Limited Liability Company Act (6 Del. C Section 18-101, et seq.) ("Act"), hereby forms a limited liability company for the purposes and on the terms and conditions hereinafter set forth (the "Company"), and hereby certifies to the Secretary of State of Delaware as follows:

  The name of the limited liability company is Rand Capital Management, LLC.

  The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

  The purposes for which the company is formed are as follows:

          To engage solely in the business of serving as the General Partner of Rand Capital SBIC, LP, which is applying for a license from the Small Business Administration to operate as a Small Business Investment Company in accordance with the Small Business Investment Company Act, and to perform any and all activities necessary and proper in connection therewith and convenient or incidental thereto.

  The United States Small Business Administration must approve any person who will serve as an officer, director or manager of the Company.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Rand Capital Management, LLC this 11th day of January, 2002.

WITNESS:

/s/ Elspeth A. Doneldson	/s/ Allen F. Grum, Jr. Allen F. Grum, Jr. Authorized Person

EXHIBIT A

ENTITY INSTITUTIONAL INVESTORS

Name and Address	Qualifying Subsection of Section (1) and Type of Entity	Capital Contribution	Paid-In Capital	Unfunded Commitment
Rand Capital Corporation 2200 Rand Building Buffalo, New York 14203	(viii)	$5,000,000	$5,000,000	$0
Total:		$5,000,000	$5,000,000	$0

APPLICANT'S

INDIVIDUAL INSTITUTIONAL INVESTORS
Name and Address	Qualifying Subsection of Section (2)	Capital Contribution	Paid-In Capital	Unfunded Commitment
N/A	N/A	N/A	N/A	N/S

APPLICANT'S

OTHER PARTNERS
Name and Address	Capital Contribution	Paid-In Capital	Unfunded Commitment
Rand Capital Management, LLC	$50,000	$0	$50,000
Total:	$50,000	$0	$50,000

AGGREGATE

PARTNERSHIP TOTALS
Name and Address	Capital Contribution	Paid-In Capital	Unfunded Commitment
(a) All Institutional Investors	$5,000,000	$5,000,000	$0
(b) All Partners	$0	$0	$50,000
PARTNERSHIP TOTAL	$5,000,000	$5,000,000	$50,000